UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 8, 2004



                             NEW WORLD BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-16206                 02-0401674
 ------------------------------       ------------          -------------------
       (State or other                (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)          Identification No.)


          2019 SW 20th Street, Suite 109, Ft. Lauderdale, Florida 33315
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (954) 713-0410
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

          On September 8, 2004, Marvin H. Ribotsky submitted his resignation to be effective September 9, 2004. Mr. Ribotsky resigned for personal reasons and not as a result of any disagreements with the Company on any matter relating to the Company's operations, policies or practices.



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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW WORLD BRANDS, INC.

September 10, 2004                      By: /s/ Selvin Passen, M.D.
                                            -----------------------
                                            Selvin Passen, M.D.
                                            Chairman of the Board



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